UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 8, 2024

National Research Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35929	47-0634000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1245 Q Street, Lincoln, Nebraska	68508
(Address of principal executive offices)	(Zip Code)

(402) 475-2525
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$.001 Par Value Common Stock	NRC	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On February 13, 2024, National Research Corporation, a Delaware corporation (the "Company"), issued a press release announcing its financial and operating results for the fourth quarter and year ended December 31, 2023. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

On February 14, 2024, the Company will hold a conference call and online Web simulcast in connection with the Company’s announcement of its earnings for the fourth quarter and year ended December 31, 2023.  An archive of such conference call and simulcast and the related question and answer session will be available online at https://events.q4inc.com/attendee/823574505.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 8, 2024, Kevin R. Karas, Senior Vice President, Chief Financial Officer, Treasurer and Secretary of the Company notified the Company of his decision to retire effective March 31, 2024. In connection with his retirement, Mr. Karas entered into a Retirement Transition Agreement which provides that he will receive one year of base salary continuation payments from April 1, 2024 through March 31, 2025. The Company and its Board of Directors extend their gratitude to Mr. Karas for his over 13 years of service.

Also, on February 8, 2024, the Company’s Board of Directors approved the promotion of Linda Stacy, Vice President of Finance, to the position of Principal Accounting Officer, effective on March 31, 2024. The following is biographical information for Ms. Stacy:

Linda Stacy, 53, joined the Company as Accounting Controller in 2006 and was promoted to Vice President of Finance in 2008. From 1999 to 2006, Ms. Stacy served in various roles at MDS Pharma Services, a drug discovery and development company. Ms. Stacy started her career as a Certified Public Accountant at BKD CPAs & Advisors.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

	99.1	National Research Corporation press release announcing its financial and operating results for the fourth quarter and year ended December 31, 2023.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

The information contained in Items 2.02 and 9.01 of this report and the exhibits hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in Items 2.02, 5.02, and 9.01 of this report and the exhibits hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. Please refer to the paragraph at the end of the attached press release and various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RESEARCH CORPORATION
(Registrant)

Date: February 13, 2024	By:	/s/ Kevin R. Karas
Kevin R. Karas
Senior Vice President Finance, Chief Financial Officer, Treasurer and Secretary